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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-65288, No. 2-79399, No. 2-79660, No. 33-000162,
No. 33-63063, No. 333-01903, No. 333-01905, No. 333-01907, No. 333-18925, No.
333-54007 and No. 333-60013) of Daniel Industries, Inc. of our report dated February 26, 1999, appearing on page 24 of this Annual Report on Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 24, 1999